Exhibit 10.3

FOURTH AMENDMENT TO “REAL ESTATE PURCHASE AGREEMENT

AND ESCROW INSTRUCTIONS”

THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Fourth Amendment”) is entered into as of August 31, 2011, by and between HESPERIA – MAIN STREET, LLC, a California limited liability company (“Seller”), and TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

WHEREAS, Seller and Buyer, as the assignee of TNP Acquisitions, LLC, are parties to that certain Real Estate Purchase Agreement and Escrow Instructions dated April 29, 2011 (the “Original Agreement”), as amended by that certain First Amendment thereto dated June 1, 2011 (the “First Amendment”), that certain Buyer’s Final Approval Notice dated June 10, 2011 (the “Approval Notice”), that certain Second Amendment thereto dated July 15, 2011 (the “Second Amendment”), and that certain Third Amendment thereto dated July 26, 2011 (the “Third Amendment”, and together with the Original Agreement, the First Amendment, the Approval Notice, the Second Amendment and the Third Amendment, the “Agreement”), with respect to the real property and improvements located in Hesperia, California, commonly known as 14101, 14135, and 14177 Main Street, Hesperia, California 92345, and improved with an approximate 53,259 square foot retail shopping complex, altogether as more particularly described on Exhibit “A” to the Original Agreement (the “Property”);

WHEREAS, the Closing under the Agreement, originally scheduled for June 20, 2011, was extended to July 19, 2011 and later extended to August 31, 2011 (the “Closing Date”);

WHEREAS, Buyer and Seller are now desirous of further extending the Closing Date and to making certain other amendments and modifications to the Agreement, as more particularly provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

1. Extension of Closing Date. The Closing Date is hereby extended up to, but not beyond, September 14, 2011. Buyer shall have the right to designate its desired date of Closing (which shall be the day of the Closing) to be any business day up to, but not beyond, September 14, 2011, on not less than two (2) business days advance written notice to Seller.

2. Deposit and Escrow.

2.1. By no later than 5 pm on Thursday, September 1, 2011, Buyer shall deliver to Escrow Agent, by wire transfer, the additional sum of $500,000 (the “Third Additional

Deposit”). By no later than 5 pm on Friday, September 2, 2011, Escrow Agent shall deliver to Seller by wire transfer, and without need for additional instructions from Buyer, the Third Additional Deposit. Buyer shall execute and deliver to Escrow Agent any supplemental escrow instructions required by Escrow Agent to allow Escrow Agent to timely release the Third Additional Deposit to Seller.

2.2. By no later than 5 pm on Thursday, September 1, 2011, Buyer shall deliver to Escrow Agent, by wire transfer, the additional sum of $35,000 (the “Per Diem Extension Fee Deposit”).

2.3. The Third Additional Deposit shall be credited against and applied to the Purchase Price on the Closing, and shall be deemed additional liquidated damages to Seller should the Closing fail to occur due to Buyer’s default. Should Escrow Agent fail to receive the entire Third Additional Deposit and Per Diem Extension Fee Deposit from Buyer by 5 pm on September 1, 2011, Buyer shall be deemed to be default under the Agreement and this Fourth Amendment, the Escrow shall be cancelled, the Agreement and this Fourth Amendment shall terminate (except for those provisions that expressly survive the termination of the Agreement and this Fourth Amendment), and Seller shall retain the previously delivered Deposit and Second Additional Deposit for its own account as liquidated damages. Upon Seller’s receipt of the Third Additional Deposit, such sum shall be nonrefundable to Buyer unless a Closing fails to occur due to Seller’s breach or default under or as otherwise provided in the Agreement as amended by this Fourth Amendment (for example, a Material Adverse Change in the physical condition of the Property), in which event: (i) the Deposit plus the entire Second Additional Deposit and Third Additional Deposit and the Per Diem Extension Fee Deposit shall be refundable to Buyer in event a Closing fails to occur due to Seller’s default, or (ii) the Deposit plus $250,000 of the Second Additional Deposit plus the Third Additional Deposit and the “Per Diem Extension Fee Balance” (as such term is defined in Section 2.4 below) shall be refundable to Buyer in the event a Closing fails to occur for a reason otherwise provided in the Agreement as amended by this Fourth Amendment (for example, a Material Adverse Change in the physical condition of the Property).

2.4. Utilizing the Per Diem Extension Fee Deposit, the sum of $2,500 per calendar day (the “Per Diem Extension Fee”) shall be deemed additional consideration to Seller for its agreement to extend the Closing beyond August 31, 2011 until the day of the actual Closing, but not later than September 14, 2011. The Per Diem Extension Fee shall be non-refundable to Buyer and retained by Seller as its sole property, and not credited against nor applied to the Purchase Price on the Closing; the remaining portion of the Per Diem Extension Fee Deposit (the “Per Diem Extension Fee Balance”) shall be refunded by Escrow Agent to Buyer promptly following the Closing. By way of example only, should the actual Closing occur on Tuesday, September 6, 2011, then the aggregate Per Diem Extension Fee payable by Buyer to Seller through Escrow on the day of the Closing shall be $15,000 (i.e., 6 x $2,500), and said $15,000 shall not be credited against nor applied to the Purchase Price; the Per Diem Extension Fee Balance of $20,000 shall be refunded by Escrow Agent to Buyer promptly following the Closing.

3. Buyer’s Default. Section 6.1 of the Original Agreement is hereby deleted and the following shall be substituted:

BUYER’S DEFAULT. IF THE SALE CONTEMPLATED BY THE AGREEMENT AND FOURTH AMENDMENT IS NOT CONSUMMATED BECAUSE OF A DEFAULT BY BUYER IN ITS OBLIGATION TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT AS AMENDED BY THE FOURTH AMENDMENT, THEN: (A) THE AGREEMENT AND FOURTH AMENDMENT SHALL TERMINATE; (B) THE DEPOSIT PLUS $250,000 OF THE SECOND ADDITIONAL DEPOSIT PLUS THE THIRD ADDITIONAL DEPOSIT PREVIOUSLY PAID TO SELLER SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES; AND (C) SELLER AND BUYER SHALL HAVE NO FURTHER OBLIGATIONS TO EACH OTHER EXCEPT THOSE THAT SURVIVE THE TERMINATION OF THE AGREEMENT AND FOURTH AMENDMENT. BUYER AND SELLER ACKNOWLEDGE THAT THE DAMAGES TO SELLER IN THE EVENT OF A BREACH OF THE AGREEMENT AND FOURTH AMENDMENT BY BUYER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT PLUS $250,000 OF THE SECOND ADDITIONAL DEPOSIT AND THE THIRD ADDITIONAL DEPOSIT PLUS INTEREST REPRESENTS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES THAT WOULD BE SUFFERED BY SELLER IF THE TRANSACTION SHOULD FAIL TO CLOSE AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THE FOURTH AMENDMENT AND UNDER THE CIRCUMSTANCES THAT SELLER AND BUYER REASONABLY ANTICIPATE WOULD EXIST AT THE TIME OF SUCH BREACH. BUYER AND SELLER AGREE THAT SELLER’S RIGHT TO RETAIN THE DEPOSIT PLUS $250,000 OF THE SECOND ADDITIONAL DEPOSIT AND THE THIRD ADDITIONAL DEPOSIT TOGETHER WITH ANY INTEREST AND EARNINGS EARNED THEREON SHALL BE SELLER’S SOLE REMEDY, AT LAW AND IN EQUITY, FOR BUYER’S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT AND FOURTH AMENDMENT. HOWEVER, NOTHING IN THIS SECTION SHALL (i) PREVENT OR PRECLUDE SELLER’S RECOVERY OF REASONABLE ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 9.8 OF THE ORIGINAL AGREEMENT, OR (ii) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF BUYER’S INDEMNIFICATION OBLIGATIONS CONTAINED IN THE ORIGINAL AGREEMENT. SELLER HEREBY WAIVES ANY RIGHT TO AN ACTION FOR SPECIFIC PERFORMANCE OF ANY PROVISIONS OF THIS AGREEMENT.

INITIALS     RH     SELLER              JW     BUYER

4. Unpaid Tenant Rents. The last sentence of Section 5.8.2(b) of the Original Agreement is hereby deleted and the following shall be substituted in its place:

“Without limiting the foregoing, Seller specifically agrees not to undertake any unlawful detainer action to collect unpaid rent or other sums (however denominated) owed to Seller from any Tenant in possession of any space in the Property at the time of any such collection effort, but Seller at its expense shall have the right, after giving at least ten (10) days advance written notice to Buyer, to take legal action against any Tenant to collect Unpaid Rent other than an unlawful detainer action.”

5. D&R Legal Fees. Seller has incurred legal fees to its law firm Donfeld & Rollman (“D&R”) in the amount of $1,100 for D&R’s negotiation and preparation of this Fourth Amendment on Seller’s behalf. At the Closing and as a condition to the Closing, Buyer shall pay said sum to D&R through Escrow. Buyer understands and acknowledges that notwithstanding its payment of said sum to D&R, D&R represents solely Seller in this transaction and in the preparation and negotiation of this Fourth Amendment, and that Buyer has been represented in this transaction and in the preparation and negotiation of this Fourth Amendment by the Law Office of Michael F. Sitzer.

6. Miscellaneous. Time is of the essence with respect to the parties’ respective duties and obligations under the Agreement and this Fourth Amendment. Except as specifically modified by this Fourth Amendment, the terms and conditions of the Agreement shall, as amended hereby, continue in full force and effect. This Fourth Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. In order to expedite the execution and effectiveness of this Fourth Amendment, signatures may be delivered and exchanged by email (pdf scan), or by facsimile.

[SEE SIGNATURES ON FOLLOWING PAGE >>>]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first written above.

SELLER:	HESPERIA – MAIN STREET, LLC, a California limited liability company,

	By:	/s/ Robert Herscu
Robert Herscu, Manager

BUYER:	TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Trust, L.P., a Delaware limited liability company
		Its:	Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation
			Its:	General Partner

			By:	/s/ James R. Wolford
			Name:	James R. Wolford
			Title:	Chief Financial Officer

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